UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): October 25, 2010

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Collateral Trust Agreement

On October 25, 2010, The Goldfield Corporation (the “Company” or the “Grantor”), Valley Forge Insurance Company (the “Beneficiary”) and Branch Banking and Trust Company (the “Trustee”) entered into a Collateral Trust Agreement (the “Agreement”) in connection with the Company’s workers’ compensation insurance policies previously issued by the Beneficiary (the “Policies”). The Agreement was made to grant the Beneficiary a security interest in certain of the Company’s assets and to place those assets in a trust account (the “Trust Account”) to secure the Company’s obligations to the Beneficiary under the Policies.

Pursuant to the Agreement, the Company is required to transfer to the Trustee for deposit into the Trust Account cash or other eligible investment assets for the account of the Beneficiary for the purpose of securing the Company’s obligations to the Beneficiary under the Policies and the Agreement. The Trustee has agreed to hold such assets in trust in the Trust Account as collateral, for the sole use and benefit of the Beneficiary. On October 28, 2010, the Company made a cash deposit in the amount of $79,000 to the Trust Account, in accordance with the terms and specifications of the Agreement regarding the establishment of the Trust Account. Pursuant to the Agreement, the Company may be required to deposit additional assets into the Trust Account if the Beneficiary determines that the value of the assets in the Trust Account is insufficient to secure the Company’s obligations under the Policies. The Trust Account may only be terminated by the joint action of the Company and the Beneficiary.

The foregoing description of the Agreement does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Collateral Trust Agreement, which is filed as Exhibit 10-1 to this Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01 under the heading “Collateral Trust Agreement,” the Company, the Beneficiary and the Trustee have entered into a Collateral Trust Agreement. The Collateral Trust Agreement is filed as Exhibit 10-1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10-1	Collateral Trust Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 29, 2010

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

10-1	Collateral Trust Agreement.

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